UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2013

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	000-06253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (870) 541-1000

________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 25, 2013, Simmons First National Corporation (the “Company”) filed a Current Report on Form 8-K (the “Report”) to report it had completed its acquisition of Metropolitan National Bank consistent with the terms of the transaction announced on September 12, 2013 in which the U.S. Bankruptcy Court approved a Stock Purchase Agreement between the Registrant and Rogers Bancshares, Inc. for the stock of Metropolitan National Bank.

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to supplement the disclosure provided in the Original Report, and includes the financial information required by Item 9.01 of Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(a)	The audited financial statements of Metropolitan National Bank as of December 31, 2012 and 2011 and for each of the years in the two-year period ended December 31, 2012 are filed as Exhibit 99.1.

The unaudited balance sheet as of September 30, 2013 and unaudited statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of Metropolitan National Bank for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.2.

(b)
The required unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2013 and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2013 and for the year ended December 31, 2012 are filed as Exhibit 99.3.  The pro forma is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(d)           Exhibits

23.1	Consent of Frost, PLLC

99.1	Audited financial statements of Metropolitan National Bank as of December 31, 2012 and 2011 and for each of the years in the two-year period ended December 31, 2012 (filed herewith)

99.2
Unaudited balance sheets as of September 30, 2013 and unaudited statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of Metropolitan National Bank for the nine months ended September 30, 2013 and 2012 (filed herewith)

99.3
Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2013 and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2013 and for the year ended December 31, 2012 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simmons First National Corporation
(Registrant)

February 7, 2014	/s/ David W. Garner
(Date)	David W. Garner
Executive Vice President,
Controller and Chief Financial Officer